                                                                    EXHIBIT 99.1

                           FORM OF MEAD PROXY CARDS

                   The Special Meeting of Mead Stockholders
               [day of the week], [month] [day], 2001 at [time]
                                  [Location]

You may vote your proxy by returning the attached card in the enclosed envelope or by telephone.

You need the Control Number printed on the proxy card if you vote by telephone.

Call TOLL FREE [number]--24 hours a day--7 days a week to vote by telephone.


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   If you use the telephone to vote your proxy, do not mail back your proxy.

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                                  DETACH HERE

   [X] Please mark votes as in this example.

                  The board recommends a vote FOR proposal 1.


--------------------------------------------------------------------------------

1.To approve and adopt the Amended and Restated Agreement and Plan of Merger by and among      FOR AGAINST ABSTAIN
  MW Holding Corporation, Michael Merger Sub Corporation, William Merger Sub Corporation,      [_]   [_]     [_]
  The Mead Corporation and Westvaco Corporation, dated as of October 5, 2001, and to approve the Mead merger.



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                 MARK HERE FOR ADDRESS [_] MARK HERE IF YOU [_]
                 CHANGE AND INDICATE       PLAN TO ATTEND
                 NEW ADDRESS AT LEFT       THE MEETING
                 -
        Receipt is acknowledged of Notice of the Special Meeting and Joint Proxy Statement and Prospectus.

        Shareholders should mark, date this proxy and sign exactly as name(s) appears hereon and return in the enclosed envelope. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

        Signature:               Date:  Signature:               Date:

                                  DETACH HERE

                             THE MEAD CORPORATION

           Special Meeting of Mead Stockholders, [month] [day], 2001

   The undersigned holder(s) of Common Shares of THE MEAD CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), hereby appoints [Jerome
F. Tatar, Timothy R. McLevish and Sue K. McDonnell], and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares of the undersigned entitled to vote at the Special Meeting of Mead Stockholders to be held at [location] on [day of the week], [month][day], 2001 at [time] and at any and all adjournments of such meeting, upon the matters set forth on the reverse side hereof, and in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS INDICATED, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE DIRECTORS.

-----------                           -                            -----------
SEE REVERSE (CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE) SEE REVERSE
   SIDE                                                               SIDE
-----------                                                        -----------

                   The Special Meeting of Mead Stockholders

               [day of the week], [month] [day], 2001 at [time]

                                  [Location]

You may vote your proxy by returning the attached card in the enclosed envelope or by telephone.

You need the Control Number printed on the proxy card if you vote by telephone.

Call TOLL FREE [number]--24 hours a day--7 days a week to vote by telephone.


--------------------------------------------------------------------------------
   If you use the telephone to vote your proxy, do not mail back your proxy.

--------------------------------------------------------------------------------

                                  DETACH HERE

   [X] Please mark votes as in this example.

                  The board recommends a vote FOR proposal 1.


--------------------------------------------------------------------------------

1.To approve and adopt the Amended and Restated Agreement and Plan of Merger by and among   FOR AGAINST ABSTAIN
  MW Holding Corporation, Michael Merger Sub Corporation, William Merger Sub Corporation,   [_]   [_]     [_]
  The Mead Corporation and Westvaco Corporation, dated as of October 5, 2001,  and to approve the Mead merger.



--------------------------------------------------------------------------------

                 MARK HERE FOR ADDRESS [_] MARK HERE IF YOU [_]
                 CHANGE AND INDICATE       PLAN TO ATTEND
                 NEW ADDRESS AT LEFT       THE MEETING
                 -
     Receipt is acknowledged of Notice of the Special Meeting and Joint Proxy Statement and Prospectus.

        Shareholders should mark, date this proxy and sign exactly as name(s) appears hereon and return in the enclosed envelope. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

      Signature:               Date:        Signature:              Date:

                                  DETACH HERE

                       CONFIDENTIAL VOTING INSTRUCTIONS
               TO: FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE
                          UNDER THE MEAD 401(k) PLAN

           Special Meeting of Mead Stockholders, [month] [day], 2001

   As a participant in the Mead 401(k) Plan, I hereby instruct the Trustee to vote (in person or by proxy) all Common Shares of THE MEAD CORPORATION which are credited to my account at the Special Meeting of Mead Stockholders to be held at [location], on [day of the week], [month] [day], 2001, at [time] and at any and all adjournments thereof, on the matters set forth herein, and, in the Trustee's discretion, on such other business as may properly come before the meeting.

   THIS DIRECTION IS BEING SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE UNDER THE MEAD 401(k) PLAN. THIS DIRECTION WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO INSTRUCTION IS INDICATED, THE TRUSTEE SHALL VOTE SUCH WHOLE SHARES IN THE SAME PROPORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED FROM OTHER PARTICIPANTS IN SUCH PLAN.

-----------                           -                            -----------
SEE REVERSE (CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE) SEE REVERSE
   SIDE                                                               SIDE
-----------                                                        -----------